UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2012

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of Reinsurance Group of America, Incorporated (the “Company”) was held on May 16, 2012. The count of shares present at the meeting, in person or proxy, was 66,313,285, or 90% of the outstanding voting shares of the Company. At the Annual Meeting, the Company’s shareholders were asked to vote on the three proposals described below, and the votes were cast as follows:

1.	Election of the following directors for terms expiring in 2015:

	For	Withheld	Broker Non-Votes
Frederick J. Sievert	61,159,449	2,859,593	2,294,243

Stanley B. Tulin	62,880,291	1,138,751	2,294,243

A. Greig Woodring	62,871,300	1,147,742	2,294,243

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
59,140,032	2,389,124	2,489,886	2,294,243

3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2012.

For	Against	Abstain
63,988,011	2,300,593	24,680

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: May 17, 2012	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer